UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2024
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ACELYRIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road	91301
Agoura Hills, California
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by ACELYRIN, INC. (the “Company”) with the Securities and Exchange Commission on August 13, 2024 (the “Original Report”) and is being filed solely to amend and supplement the Company’s disclosure contained in Item 2.05 of the Original Report. Except as set forth below, all other information in the Original 8-K remains unchanged and this Form 8-K/A should be read in conjunction with the Original 8-K.

Item 2.05 Costs Associated with Exit or Disposal Activities.

As previously announced, on August 10, 2024, the Board of Directors (the “Board”) of the Company approved a plan to suspend new internal investment in the development of izokibep in hidradenitis suppurativa (“HS”), psoriatic arthritis (“PsA”) and axial spondyloarthritis (“AxSpa”), pursuant to which plan the Company is focusing its efforts primarily on its lonigutamab clinical program in thyroid eye disease and implemented an associated workforce reduction (the “Restructuring Plan”). As part of the Restructuring Plan, the Company’s workforce will ultimately be reduced by 40 people, or approximately 1/3 of the Company’s then-existing headcount.

In connection with the workforce reduction, the Company now estimates that it will incur restructuring charges totaling approximately $4.3 million consisting of cash-based expenses related to one-time employee severance payments and benefits. Of this amount, the Company expects to record $3.6 million in restructuring charges with respect to the workforce reduction for the three- and nine-months ended September 30, 2024. The implementation of the workforce reduction, including cash payments, will be substantially complete by the end of the fourth quarter of 2024.

At the time of the Original Report, the Company had not yet completed its analysis of expected additional charges associated with implementation of the Restructuring Plan, and therefore was not able to make a good faith determination of an estimate of the amount, or range of amounts, of additional charges that the Company expected to incur in connection with the Restructuring Plan. In connection with an agreement to cancel certain services under a manufacturing agreement related to the suspension of new internal development of izokibep in HS, PsA and AxSpa, the Company now estimates that it will incur net restructuring charges of approximately $7.2 million consisting of $42.9 million of cash expense in connection with such cancellation of services netted against a $35.7 million credit voucher to be issued as part of this agreement to cancel services upon payment of the amounts due to the manufacturer. The Company expects to record the full amount of such restructuring charges (calculated using the average applicable exchange rate for the month of September 2024) for the three- and nine-months ended September 30, 2024. The post-cancelation obligations are expected to be settled by the Company in the fourth quarter of 2024 and the first quarter of 2025. The credit voucher is expected to be used by the Company in 2025 and the first quarter of 2026 to offset cash obligations for manufacturing costs under such manufacturing agreement as well as manufacturing services for the lonigutamab program.

The Company’s estimates of the charges and cash expenses that the Company expects to incur in connection with the Restructuring Plan, and the timing thereof, are preliminary and subject to completion, and actual amounts may differ materially from estimates. In particular, the Company’s financial closing procedures for the three- and nine-months ended September 30, 2024 are not yet complete and, as a result, the Company’s actual restructuring charges incurred for the three- and nine-months ended September 30, 2024, as determined upon completion of such financial closing procedures, may vary from the preliminary estimates and any such differences may be material. In addition, the Company may incur other charges or cash expenses not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Restructuring Plan.

Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements including, but not limited to, statements related to the costs, timing and financial impact of the Restructuring Plan; the Company’s expectations with respect to the credit voucher; the Company focusing its resources primarily on its lonigutamab program in thyroid eye disease; and other statements that are not historical fact. These forward-looking statements are based on the Company’s current plans, objectives and projections, and are inherently subject to risks and uncertainties that may cause the Company’s actual results to materially differ from those anticipated in such forward-looking statements. Such risks and uncertainties include, without limitation, those associated with: impediments to the Company’s ability to implement the Restructuring Plan; the actual charges and cash expenses associated with the Restructuring Plan being higher than anticipated or changes to the assumptions on which the estimated charges and cash expenses, and the timing thereof, associated with the Restructuring Plan are based; the Company’s ability to achieve projected cost savings in connection with the Restructuring Plan and its ability to fully utilize the voucher it received to offset future manufacturing costs; the Company’s failure to realize the expected benefits of the Restructuring Plan and/or the Company experiencing unintended consequences from the Restructuring Plan that may impact the Company’s business; the successful completion of development and regulatory activities with respect to lonigutamab in thyroid eye disease; maintaining and defending intellectual property protection; and other risks and uncertainties affecting the Company including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s current and future reports filed with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Forward-looking statements contained in this Current Report on Form 8-K/A are made as of the date of this Current Report on Form 8-K/A, and the Company undertakes no duty to update such information except as required under applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: November 4, 2024	By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
Chief Financial Officer and Chief Business Officer